As filed with the Securities and Exchange Commission on January 8, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/01/12 – 10/31/13

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2013

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

The world economy is continuously evolving in ways we could have hardly imagined even a few years earlier. At Thomas White, we always ask ourselves “What is the big picture?” In other words, we always try to analyze local or regional trends from a broader global context.

We invite you to visit our websites as well as our new YouTube channel for added insights into the transformative changes that make global investing more complex, but at the same time open up fascinating prospects for those who have the ability to spot them, and the discipline to focus on long-term trends.

President, Thomas White Funds

thomaswhite.com

The Thomas White website offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

thomaswhitefunds.com

The Thomas White Funds website provides important information on our three fund offerings, including performance, rankings, and commentaries.

thenewglobal.com

Our New Global website is a highly informative resource for investors and their advisors, offering an in-depth understanding of the dramatic changes and trends in the world economy from a broader global context.

youtube.com/user/ThomasWhiteIntl

Our new YouTube channel features videos with CIO Thomas S. White, Jr. and his take on evolving global market trends.

Thomas White: Empowering the InvestorSM

(This page is not part of the Annual Report.)

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 47 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-seven years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent

14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly valuations covering over 3,000 companies in 45 countries.

www.thomaswhitefunds.com

Message to Shareholders

December 27, 2013

Dear Shareholders and Friends,

As I have shared with you in previous letters, we are currently in an environment where speculation over the effectiveness and continuation of the extraordinary and unprecedented monetary policy steps of recent years has caused increased market volatility. During the third quarter of this year, we saw another episode of excessive equity and currency market reaction to statements from the U.S. Federal Reserve about possible bond purchase tapering. These wild swings, which are somewhat unnecessary in our opinion if we take a longer-term perspective, have created unusual challenges for investment managers in an otherwise excellent period for equity investors.

Adjusting to a Low Expectations Environment

Before the 2008 financial crisis, rapid globalization created unsustainable structural imbalances in several countries. Countries such as China were able to push up the share of external trade in their aggregate economic output way above historic averages. Resource exporters such as Brazil and Australia reaped the benefits of the commodity super-cycle and the resulting mining investment boom. At the same time, the flood of cheaper goods and services kept inflation under check and interest rates low in the U.S. and other developed countries. Along with the higher savings rates in the exporting countries, this allowed consumers to borrow more and sustain the buoyancy in domestic demand and housing investments. These imbalances apparently reached a point of no return before the crisis and the global economy is yet to see a full recovery, even after five years.

The massive fiscal and monetary stimulus measures fueled a somewhat vigorous recovery in 2009 and created the false impression that the global economy could regain the pre-crisis momentum. However, returns from successive policy steps steadily declined, forcing central banks to expand their measures and explore unconventional tools. Even as central bank balance sheets ballooned, economic growth rates have remained below potential and inflation pressures are very benign in the developed world. The downshift to a slower growth trajectory in the developed countries has been apparent for a while now, and investors have focused on incremental improvements or ‘green shoots’ in these economies. The aggressive policy measures in Japan have generated a favorable response from investors, but growth expectations remain markedly subdued.

The emerging economies were until recently considered to be in a relatively better position to sustain growth rates that are closer to potential. Market reactions to data trends from several emerging economies this year suggest that the reality of slower, but more sustainable, growth rates is gaining wider acceptance. We believe this is a healthy development, as a framework is being created for vigorous enough growth

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without worsening the systemic risks. In addition, tighter regulatory controls in sectors such as banking would also lead to slower potential growth in most countries.

This is a healthy compromise in our view, as it promotes financial stability and reduces the incentives for excessive risk taking at the expense of shareholders and taxpayers.

GDP Weights by Asset Class & Region and World Share change since 1980
#	Region	Dec 31 1980	Dec 31 1990	Dec 31 2000	Dec 31 2010	Dec 31 2018 E	Shr Chg 1980-18E
44	AC World Countries

23	Developed Markets	72.7%	70.9%	65.8%	55.2%	48.7%	-24.0%

21	Emerging Markets	27.3%	29.1%	34.2%	44.8%	51.3%	24.0%
	REGIONS
21	Europe (West & East)	39.1%	35.8%	32.4%	27.8%	24.0%	-15.1%

3	Middle East/Africa	1.9%	1.8%	1.8%	1.9%	1.9%	0.0%

2	North America	29.4%	28.9%	28.8%	25.0%	23.4%	-6.0%

5	Latin America	9.0%	7.6%	7.4%	7.3%	7.2%	-1.8%

13	Asia Pacific	20.6%	25.8%	29.6%	38.0%	43.6%	23.0%

* A region’s weight within the world economy is based on its 2013 Purchasing Power Parity GDP (source International Monetary Fund).

Data for 2013 through 2018 are IMF June 2013 projections.

Projected Top 10 Countries by World GDP Share in 2018
#	Country	Dec 31 1980	Dec 31 1990	Dec 31 2000	Dec 31 2010	Dec 31 2018 E	Shr Chg 1980-18E
1	Europe (West & East)	39.1%	35.8%	32.4%	27.8%	24.0%	-15.1%

2	United States	24.7%	24.7%	23.6%	22.9%	21.5%	-3.2%

3	China	2.2%	3.9%	7.1%	15.4%	20.7%	18.5%

4	India	2.6%	3.2%	3.8%	6.3%	7.4%	4.8%

5	Japan	8.7%	9.9%	7.6%	6.7%	5.5%	-3.2%

6	Russia	2.7%	2.7%	2.7%	3.4%	3.3%	0.7%

7	Brazil	3.9%	3.3%	2.9%	3.3%	3.1%	-0.8%

8	Mexico	3.0%	2.6%	2.5%	2.5%	2.4%	-0.5%

9	Korea	0.8%	1.4%	1.8%	2.2%	2.2%	1.4%

10	Canada	2.4%	2.3%	2.1%	2.1%	1.9%	-0.5%

* A country’s weight within the world economy is based on its 2013 Purchasing Power Parity GDP (source International Monetary Fund).

Data for 2013 through 2018 are IMF June 2013 projections.

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Global Economy Is in a Better Position than It Was at the Beginning of the Year

The global economic outlook has improved over the course of this year, though the pace of expansion continues to be below trend. We believe growth acceleration in the U.S. will continue to be the primary driver of the global economy in 2014. The political standoffs that have marred fiscal policymaking in the U.S. appear to be easing, with both sides showing a willingness to compromise. The labor market is likely to heal further and support consumer spending next year. Increased domestic U.S. production should continue to place a lid on international oil prices and help consumer budgets, while at the same time narrowing the trade deficits of oil importing countries.

Europe should see the much awaited return to moderate growth next year as conditions in the distressed economies of Southern Europe have improved. Though high unemployment remains a challenge, manufacturing and services sectors in the region are now seeing output growth. It is unlikely that any of the major European economies would consider further fiscal austerity measures next year, thereby removing a potential drag on growth. We expect Germany to see the fastest growth among major euro-zone economies, while France could see only a modest expansion. This once again underlines the importance of structural reforms, which Germany undertook earlier and France is only contemplating now, in maintaining competitiveness and overall economic vibrancy.

Japan is seeing some economic lift from the fiscal and monetary measures launched earlier this year. The yen remains attractively low for exporters, and higher import costs appear to have pulled the country out of deflationary conditions. Consumer spending has improved in Japan, though further gains would likely be limited by the consumption tax increase scheduled for next year. To sustain moderate economic growth in the long-term, we believe Japan has to implement structural reforms that would improve fiscal health and make the labor market more flexible. The country also is in need of effective policies to counter the demographic decline.

Among the emerging economies, we believe Brazil, India, Indonesia, Turkey and South Africa will continue to face short- to medium-term challenges as they have large current account deficits and inflation risks remain high. We are encouraged by the recent reform measures announced by China and Mexico, which could make them less vulnerable to external shocks and potentially ensure sustainable growth.

Our Portfolio Strategy

The current positioning of the Funds’ portfolios reflects the outlook I have detailed above. We are encouraged by the efforts of companies to boost operational efficiency and balance sheet strength. We believe the difficult operating environment of the last five years has only strengthened the long-term competitiveness of well-managed companies. These companies are now in a better position to take advantage of the improving demand conditions, while their risk profiles have arguably improved. This gives us confidence that market valuations are not disproportionately high, relative to

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historic trends, though recent gains have lifted some of the benchmark indexes to record highs.

I continue to maintain 100% of my equity market investments in the three Thomas White Funds. My colleagues at the firm are also fellow Fund shareholders, demonstrating the confidence in our research methods and investment strategies. I encourage you to visit our websites www.thomaswhitefunds.com, www.thomaswhite.com, and www.thenewglobal.com, for updates on our economic and sector outlooks as well as current market trends.

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 40 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst) as of October 31, 2013.
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	28.1%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010-2013[2]	16.0%	14.6%	11.6% (#3)	21.0% (#1)	10.8% (#4)	12.7% (#2)	5.5% (#5)
1970-2013[2]	9.7%		10.6%	10.0%	9.5%	10.2%

1988-2013[2]	7.8%	7.9%	9.4%	10.5%	0.7%	10.5%	12.3%

Source: MSCI

*Developed Markets

1Data beginning January 1, 1988

2Returns through October 31, 2013

Past performance is not a guarantee of future results

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2013 regional return range of 9.5% to 10.6% are all close to the 9.7% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI AC World Index, started in 1988, has outperformed the World Index due to the addition of emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning the Thomas White American Opportunities, International and Emerging Markets Funds could benefit from the potential for smoother performance inherent in the Funds’ portfolios as they are diversified across industries, countries and currencies.

In falling market environments, less volatile performance can encourage investors to stay the course. This should help promote success in reaching one’s long-term investment goals.

Diversification does not assure a profit nor protect against loss in a declining market.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 105% since the end of the Cold War in 1989. As of October 2013, America’s 4,972 exchange-traded stocks now only represent 10.95% of the 45,411 stocks on the world’s 52 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2013[2]	1960	1970	1980	1990	2000	2013
Developed Markets	99.9%	99.8%	99.2%	97%	96%	80%

United States	72%	66%	57%	43%	51%	40%

Canada	3%	2%	3%	2%	2%	3%

Europe	22%	22%	23%	25%	28%	24%

Asia Pacific	3%	8%	16%	27%	15%	13%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	20%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$48.7

1World Federation of Exchanges, Focus-October 2013

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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THOMAS WHITE INTERNATIONAL FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.24%	1.25%	1.24%
Class I	None	None	None	None	0.99%	1.45%	0.99%
Class A	5.75%	None	Up to 0.25%	0.25%	1.44%	1.66%	1.49%
Class C	None	1.00% within 15 months	None	1.00%	1.99%	2.16%	1.99%

1In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.31% for Investor Class shares, 1.11% for Class I shares, 1.44% for Class A shares and 2.10% for Class C shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$19.16	$433.5 million	2.00% within 60 days	42%
Class I	$19.18	$453.6 million
Class A	$19.13	$220.7 thousand
Class C	$19.09	$563.1 thousand

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THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 2013 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	None		3.71%	10.96%	17.13%	6.24%	11.90%	9.83%	8.18%
Class I shares[1] (TWWIX)	None		3.86%	11.16%	17.40%	6.36%	11.97%	9.87%	8.19%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	-2.35%	4.33%	10.21%	4.14%	10.55%	9.18%	7.83%
		Excluding sales charge	3.60%	10.71%	16.93%	6.21%	11.88%	9.82%	8.16%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	2.33%	9.20%	15.25%	5.97%	11.72%	9.75%	8.13%
		Excluding sales charge	3.33%	10.20%	16.25%	5.97%	11.72%	9.75%	8.13%
MSCI All Country World ex US Index[4]	N/A		6.66%	14.08%	20.29%	6.04%	12.48%	8.48%	5.79%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.25% (Investor Class), 1.45% (Class I), 1.66% (Class A) and 2.16% (Class C).

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OCTOBER 31, 2013

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2013. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +155.49% for the Fund’s Investor Class shares and +125.64% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was +8.18%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund Investor Class shares returned +3.71% for the six-month period ended October 31, 2013, compared to +6.66% for the benchmark MSCI All Country World ex US Index. The Fund’s Investor Class shares returned +17.13% for the trailing 1-year period against +20.29% for the benchmark. Since its inception on June 28, 1994, the Fund’s Investor Class shares have returned +8.18% annualized while the benchmark returned +5.79% for the same period.

Fed Taper Concerns Have Eased after Causing Excessive Volatility

International equity prices came under pressure during the first half of the review period on concerns that the U.S. Federal Reserve would start winding down its bond purchases earlier than expected. The additional liquidity provided by the Fed has been one of the major drivers of capital flows into equity markets and investors fretted that bond purchase tapering by the U.S. central bank could potentially reduce future flows. However, these concerns eased as subsequent U.S. economic data trends were more subdued than forecast. The Fed unexpectedly decided not to slow down bond purchases at its September meeting, and equity prices recovered to end the six-month review period with robust gains.

Europe has shown clearer signs of emerging out of recession in recent months, though the recovery still appears to be fragile. The Euro-zone economy saw marginal expansion during the last two quarters, while growth has accelerated in the U.K. The manufacturing sector has started expanding again while business and consumer confidence has stabilized. Monetary policy remains highly supportive as the European Central Bank lowered its benchmark rate further in October. The Japanese economy lost momentum during the third quarter as weaker than expected business spending cut down the pace of aggregate growth. The cheaper yen that continues to benefit exporters has also pushed up import costs and led to a small current account deficit.

The economic outlook for the emerging markets became relatively weaker during the review period, as domestic consumption growth slowed in several countries. The prospect of the Fed taper led to substantial declines in the currencies of countries such as India and Indonesia, which have large current account deficits. At the same time, higher inflation risks have forced central banks in some of these countries to hike interest rates despite the softer growth outlook. In China, persistent concerns over excessive property prices have forced the government to curb lending and short-term borrowing costs have moved higher.

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OCTOBER 31, 2013

Portfolio Review

During the six-month review period, the International Fund’s performance was negatively affected by the higher exposure to better quality European companies that underperformed. When banking stocks in Spain and France saw significant gains during the first few months of the review period, the Fund’s European Banking exposure was limited to the Nordic region as well London-based banks such as HSBC and Standard Chartered. In addition, the Fund’s exposure to select emerging markets that came under significant selling pressure also hurt returns during the period.

Select European holdings contributed to Fund returns during the review period, on rising optimism over improving demand in the region as well other parts of the world. They included German healthcare and chemicals company Bayer AG (+19.5%), which has bid to acquire a Norwegian cancer drug maker, as well as detergent and other chemicals manufacturer Henkel AG KGaA (+13.4%). British financial services company Prudential plc (+19.5%), and Canadian auto parts and contract manufacturer Magna International (+40.8%) benefited from the sustained volume growth in North America as well the prospect of a demand revival in Europe. Tencent Holdings Limited (+59.1%), a leading Chinese provider of value-added services over the internet and mobile phones, advanced on expectations over sustained revenue growth. Dutch maker of lithographic equipment for the semiconductor industry, ASML Holdings N.V. (+30.7%), continued its excellent run as its most recent quarterly earnings beat expectations and the demand outlook for microchips used in mobile devices remained strong.

Singapore-based Jardine Cycle and Carriage (-33.1%), along with its Hong Kong-based parent Jardine Strategic Holdings (-16.8%), detracted from Fund returns during the period on concerns about slower growth in the group’s Indonesian businesses. Bank Negara (-38.3%), also based in Indonesia, declined as higher lending rates hurt credit demand in the country. The Indonesian central bank has hiked interest rates three times this year to prevent further currency depreciation and contain inflation risks, while the country’s current account deficit remains wide. Brazilian water and sanitation utilities SABESP (-32.5%) and COPASA (-48.5%) were negatively affected by concerns that the government is unlikely to approve tariff increases in light of the widespread public protests in the country against higher living costs. Thai bank Siam Commercial Bank PCL (-33.9%) also underperformed as the domestic economy remained weak and the government called for new elections following large demonstrations in Bangkok.

Global Outlook is Healthier, Though Challenges Remain

Helped by the more vigorous recovery in the developed world, the global economic outlook has improved in recent months. Though third quarter U.S. growth was boosted by an unusually high inventory buildup, the labor market gains in recent months suggest that consumer spending could expand at a faster pace next year. Stronger U.S. demand has already started reflecting in export trade data as well as

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THOMAS WHITE INTERNATIONAL FUND

export order trends from Asia, and further gains are anticipated next year as well. Europe, led by Germany and the U.K, is expected to grow at a faster pace next year and weaker economies, such as France and Italy, are showing signs of improvement. Governments have started easing up on austerity measures, which should help aggregate demand in an environment when consumer demand in several European countries is restrained by high unemployment levels. The Japanese government and the central bank are expected to persist with their fiscal and monetary measures to spur inflation and revive the moribund economy. Energy and commodity prices are not expected to gain appreciably from their current levels, which could support consumer spending and contain inflation risks.

Nevertheless, the risks to global growth remain elevated and the pace of expansion is likely to be restrained. Despite the labor market gains, consumer sentiment in the U.S. remains lukewarm and could limit export gains for the rest of the world. In Europe, subdued consumer demand growth and overcapacity across several key sectors could prevent a revival in industrial investments. The success of the Japanese government’s efforts to revive the economy now depend on how effective the fiscal and monetary stimulus measures are in offsetting the anticipated fall in domestic demand after consumption taxes increase in April of next year. Finally, elections in several emerging countries could lead to a period of policy inertia, though the prospect of new leadership has already attracted investor attention to countries such as India.

Meanwhile, corporate earnings and cash flows remain healthy across most regions, though the pace of growth has slowed. In this low growth and low interest rate environment, we believe well-managed companies with strong balance sheets are in a better position to make investments that could pay off in the future. Our disciplined research process is also focused on identifying companies currently facing low demand, but are competitive enough to benefit when the economic cycle turns higher. Thank you for the trust you have placed in the Thomas White International Fund.

14	www.thomaswhitefunds.com

OCTOBER 31, 2013

Portfolio Country and Industry Allocation as of October 31, 2013 (Unaudited)

Country Allocation	% of TNA
Australia	1.9%
Brazil	1.8%
Canada	6.1%
China	5.7%
Czech Republic	0.2%
Denmark	0.4%
Finland	2.5%
France	5.5%
Germany	11.6%
Hong Kong	4.0%
Indonesia	0.2%
Italy	0.7%
Japan	15.3%
Malaysia	0.8%
Mexico	1.2%
Netherlands	1.3%
Norway	4.6%
Russia	1.3%
Singapore	2.0%
South Africa	1.9%
South Korea	4.1%
Spain	1.5%
Sweden	0.7%
Switzerland	3.1%
Taiwan	1.2%
Thailand	1.7%

Country Allocation	% of TNA
Turkey	0.5%
United Kingdom	15.0%
United States	1.2%
Cash & Other	2.0%

Industry Allocation	% of TNA
Automobiles & Components	6.7%
Banks	14.9%
Capital Goods	8.4%
Consumer Durables & Apparel	4.4%
Consumer Services	3.6%
Diversified Financials	4.0%
Energy	9.0%
Food & Staples Retailing	1.4%
Food, Beverage & Tobacco	3.4%
Health Care Equipment & Services	2.0%
Household & Personal Products	2.5%
Insurance	5.8%
Materials	7.6%
Pharmaceuticals, Biotechnology & Life Sciences	4.5%
Real Estate	1.0%
Retailing	2.8%
Semiconductors & Semiconductor Equipment	2.2%
Software & Services	2.2%
Technology Hardware & Equipment	1.3%
Telecommunication Services	5.2%
Transportation	3.0%
Utilities	2.1%
Cash & Other	2.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (95.1%)

	AUSTRALIA (1.9%)
	Australia and New Zealand Banking Group Limited +	Banks	392,400	$12,542,603
	Insurance Australia Group Limited +	Insurance	753,000	4,393,842

				16,936,445

	BRAZIL (0.7%)
	Arteris S.A.	Transportation	254,400	2,259,870
	Cia de Saneamento Basico do Estado de Sao Paulo	Utilities	371,900	3,941,124

				6,200,994

	CANADA (6.1%)
	Alimentation Couche-Tard Inc.	Retailing	149,700	10,139,370
	Canadian National Railway Company	Transportation	68,000	7,470,772
	Canadian Pacific Railway Limited	Transportation	65,400	9,348,502
	Husky Energy Inc.	Energy	151,700	4,312,462
	Magna International Inc.	Automobiles & Components	80,300	6,801,221
	Pacific Rubiales Energy Corp. #	Energy	108,000	2,234,269
	Royal Bank of Canada	Banks	209,700	14,082,572

				54,389,168

	CHINA (5.7%)
	Anhui Conch Cement Company Limited + #	Materials	560,000	1,942,867
	Bank of China Limited +	Banks	18,830,000	8,780,823
	Bank of Communications Co., Ltd. +	Banks	8,054,000	5,863,695
	China Overseas Land & Investment Ltd. +	Real Estate	1,782,000	5,493,468
	Lenovo Group Limited + #	Technology Hardware & Equipment	11,014,000	11,808,985
	NetEase, Inc. ADR	Software & Services	75,500	5,097,005
	PICC Property and Casualty Company Limited +	Insurance	2,181,594	3,331,767
	Sinopharm Group Co. Ltd. +	Health Care Equipment & Services	1,162,800	3,148,321
	Tencent Holdings Limited +	Software & Services	102,000	5,563,032

				51,029,963

	CZECH REPUBLIC (0.2%)
	Philip Morris CR a.s. +	Food, Beverage & Tobacco	3,752	2,129,068

	DENMARK (0.4%)
	DSV A/S +	Transportation	116,800	3,415,698

	FINLAND (2.5%)
	Pohjola Bank PLC +	Diversified Financials	648,200	11,787,535
	Sampo Oyj +	Insurance	223,300	10,590,294

				22,377,829

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2013

Country	Issue	Industry	Shares	Value (US$)

	FRANCE (5.5%)
	BNP Paribas +	Banks	87,800	$6,491,033
	Christian Dior +	Consumer Durables & Apparel	62,550	11,875,330
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	43,000	4,489,229
	Sanofi +	Pharmaceuticals, Biotechnology & Life Sciences	114,300	12,222,262
	Societe Generale +	Banks	172,800	9,784,965
	Sodexo +	Consumer Services	45,500	4,409,511

				49,272,330

	GERMANY (9.8%)
	Adidas AG +	Consumer Durables & Apparel	106,900	12,200,363
	BASF SE +	Materials	108,350	11,270,250
	Bayer Aktiengesellschaft +	Materials	133,500	16,591,387
	Bayerische Motoren Werke Aktiengesellschaft +	Automobiles & Components	57,500	6,520,817
	Brenntag AG +	Capital Goods	24,800	4,200,070
	Deutsche Telekom AG +	Telecommunication Services	571,400	9,003,809
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	87,600	11,384,114
	Muenchener Rueckversicherungs AG +	Insurance	32,300	6,747,307
	SAP AG +	Software & Services	112,900	8,868,715

				86,786,832

	HONG KONG (4.0%)
	Beijing Enterprise Holdings Limited +	Capital Goods	489,000	4,014,110
	Cheung Kong Infrastructure Holdings Limited +	Utilities	1,591,000	11,083,239
	Hutchison Whampoa Limited +	Capital Goods	435,000	5,416,384
	SJM Holdings Limited +	Consumer Services	2,552,000	8,257,553
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,653,000	6,667,309

				35,438,595

	INDONESIA (0.2%)
	PT Bank Mandiri (Persero) Tbk. +	Banks	2,654,000	2,019,831

	ITALY (0.7%)
	Eni S.p.A. +	Energy	229,800	5,827,247

	JAPAN (15.3%)
	Astellas Pharma Inc. +	Pharmaceuticals, Biotechnology & Life Sciences	80,800	4,503,750
	East Japan Railway Company +	Transportation	47,800	4,136,162
	ITOCHU Corporation +	Capital Goods	873,000	10,505,547
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	207,700	7,526,448
	JFE Holdings, Inc. +	Materials	226,000	5,127,307
	JGC Corporation +	Capital Goods	102,000	3,901,422

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

JAPAN (CONT.)
	Miraca Holdings Inc. +	Health Care Equipment & Services	75,000	$3,377,633
	Mizuho Financial Group, Inc. +	Banks	4,717,500	9,871,590
	Nippon Telegraph and Telephone Corporation +	Telecommunication Services	216,300	11,237,768
	Nissan Motor Co., Ltd. +	Automobiles & Components	672,000	6,727,464
	Sekisui Chemical Co., Ltd. +	Consumer Durables & Apparel	303,000	3,522,680
	Sekisui House, Ltd. +	Consumer Durables & Apparel	357,000	5,113,678
	Seven & I Holdings Co., Ltd. +	Food & Staples Retailing	147,900	5,469,499
	Sumitomo Corporation +	Capital Goods	503,300	6,548,530
	Sumitomo Mitsui Financial Group, Inc. +	Banks	205,200	9,882,223
	Sundrug Co., Ltd. +	Food & Staples Retailing	149,500	7,445,713
	Tokio Marine Holdings, Inc. +	Insurance	259,800	8,516,417
	Toyota Motor Corporation +	Automobiles & Components	253,200	16,426,131
	Unicharm Corporation +	Household & Personal Products	93,000	5,969,324

				135,809,286

MALAYSIA (0.8%)
	AMMB Holdings Berhad +	Diversified Financials	1,225,000	2,866,861
	Axiata Group Berhad +	Telecommunication Services	1,917,500	4,174,850

				7,041,711

MEXICO (1.2%)
	Alfa, S.A.B. de C.V.	Capital Goods	1,750,000	4,791,048
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	960,400	6,147,855

				10,938,903

NETHERLANDS (1.3%)
	SBM Offshore N.V. +	Energy	265,430	5,561,101
	Tenaris S.A. +	Energy	252,900	5,916,980

				11,478,081

NORWAY (4.6%)
	Seadrill Limited +	Energy	250,200	11,564,528
	Statoil ASA	Energy	628,800	14,893,341
	Storebrand ASA +	Insurance	769,700	4,970,281
	Telenor ASA +	Telecommunication Services	385,100	9,240,316

				40,668,466

RUSSIA (1.3%)
	Gazprom Neft OAO GDR +	Energy	89,700	2,027,860
	Lukoil OAO GDR +	Energy	139,900	9,147,118

				11,174,978

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2013

Country	Issue	Industry	Shares	Value (US$)

	SINGAPORE (2.0%)
	Keppel Corporation Limited +	Capital Goods	490,000	$4,281,225
	Singapore Telecommunications Limited +	Telecommunication Services	1,197,000	3,638,272
	United Overseas Bank Limited +	Banks	390,000	6,533,839
	UOL Group Limited +	Real Estate	557,000	2,951,920

				17,405,256

	SOUTH AFRICA (1.9%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	210,000	5,841,913
	Remgro Limited +	Diversified Financials	461,300	9,393,656
	Sasol Limited +	Energy	41,600	2,125,785

				17,361,354

	SOUTH KOREA (4.1%)
	Daelim Industrial Co., Ltd. +	Capital Goods	37,500	3,484,139
	Hyundai Motor Company +	Automobiles & Components	66,300	15,851,798
	Samsung Electronics Co., Ltd. +	Semiconductors & Semiconductor Equipment	8,325	11,535,965
	SK Telecom Co., Ltd. +	Telecommunication Services	25,500	5,536,518

				36,408,420

	SPAIN (1.5%)
	Banco Santander, S.A. +	Banks	1,098,900	9,731,744
	Enagas, S.A. +	Utilities	147,700	3,946,480

				13,678,224

	SWEDEN (0.7%)
	Atlas Copco Aktiebolag +	Capital Goods	211,300	5,865,158

	SWITZERLAND (3.1%)
	ABB Ltd. +	Capital Goods	158,900	4,046,926
	Credit Suisse Group AG +	Diversified Financials	190,400	5,921,229
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	62,200	17,187,001

				27,155,156

	TAIWAN (1.2%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	1,153,680	3,077,971
	Taiwan Semiconductor Manufacturing Co Ltd ADR #	Semiconductors & Semiconductor Equipment	418,900	7,711,949

				10,789,920

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	19

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

	THAILAND (1.7%)
	Advanced Info Service Public Company Limited +	Telecommunication Services	375,600	$3,081,414
	Bangkok Bank Public Company Limited +	Banks	546,800	3,624,790
	PTT Exploration and Production Public Company Limited +	Energy	1,628,081	8,815,649

				15,521,853

	TURKEY (0.5%)
	Haci omer Sabanci Holding A.S. +	Diversified Financials	414,800	1,962,141
	Koc Holding A.S. +	Capital Goods	480,165	2,350,258

				4,312,399

	UNITED KINGDOM (15.0%)
	Aberdeen Asset Management PLC +	Diversified Financials	545,600	3,873,186
	Barclays PLC +	Banks	1,492,625	6,308,191
	BHP Billiton Plc +	Materials	847,800	26,150,448
	BP P.L.C. +	Energy	909,800	7,040,630
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	218,100	12,013,312
	Compass Group PLC +	Consumer Services	395,600	5,688,957
	HSBC Holdings PLC +	Banks	583,900	6,399,790
	Next plc +	Retailing	63,200	5,506,889
	Prudential Public Limited Company +	Insurance	645,600	13,208,328
	Rolls-Royce Holdings PLC +	Capital Goods	462,000	8,517,522
	Standard Chartered PLC +	Banks	195,575	4,700,441
	Tate & Lyle PLC +	Food, Beverage & Tobacco	361,700	4,584,131
	The Weir Group PLC + #	Capital Goods	180,000	6,485,412
	WH Smith PLC +	Retailing	628,800	9,061,529
	Whitbread PLC +	Consumer Services	135,400	7,451,896
	William Hill PLC +	Consumer Services	916,911	5,893,888

				132,884,550

	UNITED STATES (1.2%)
	Philip Morris International Inc.	Food, Beverage & Tobacco	42,600	3,796,512
	Southern Copper Corporation #	Materials	236,100	6,598,995

				10,395,507

Total Common Stocks		(Cost $690,550,550)		844,713,222

PREFERRED STOCKS (2.9%)

	BRAZIL (1.1%)
	Banco Bradesco S.A.	Banks	639,700	9,217,711

	GERMANY (1.8%)
	Henkel AG & Co. KGaA +	Household & Personal Products	150,100	16,239,759

Total Preferred Stocks		(Cost $22,519,779)		25,457,470

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2013

Country	Issue	Industry	Shares	Value (US$)

SHORT TERM INVESTMENTS (2.5%)

HELD AS COLLATERAL FOR SECURITIES LENDING

MONEY MARKET FUND (2.3%)

	Northern Institutional Liquid Asset Portfolio		20,249,787	$20,249,787

U.S. GOVERNMENT OBLIGATIONS (0.2%)			Principal Amount
	U.S. Treasury Notes:
	0.250% due 01/31/2014		$445,946	445,946
	0.125% due 07/31/2014		22,431	22,431
	0.250% due 08/31/2014		35,223	35,223
	0.875% due 02/28/2017		77,973	77,973
	0.625% due 05/31/2017		151,578	151,578
	0.500% due 07/31/2017		569,572	569,572
	0.625% due 11/30/2017		433,888	433,888
	0.750% due 03/31/2018		347,836	347,836

				2,084,447

Total Short Term Investments		(Cost $22,334,234)		22,334,234

Total Investments	100.5%	(Cost $735,404,563)		$892,504,926
Other Assets, Less Liabilities	(0.5)%			(4,674,203)
Total Net Assets:	100.0%			$887,830,723

#	All or a portion of securities on loan at October 31, 2013 - See Note 1 (I) to Financial Statements

+	Fair Valued Security - See Note 1 (A) to Financial Statements

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	21

Thomas White International Fund

The following table summarizes the inputs used, as of October 31, 2013, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$16,936,445	$-------	$16,936,445
Brazil	6,200,994	-------	-------	6,200,994
Canada	54,389,168	-------	-------	54,389,168
China	5,097,005	45,932,958	-------	51,029,963
Czech Republic	-------	2,129,068	-------	2,129,068
Denmark	-------	3,415,698	-------	3,415,698
Finland	-------	22,377,829	-------	22,377,829
France	-------	49,272,330	-------	49,272,330
Germany	-------	86,786,832	-------	86,786,832
Hong Kong	-------	35,438,595	-------	35,438,595
Indonesia	-------	2,019,831	-------	2,019,831
Italy	-------	5,827,247	-------	5,827,247
Japan	-------	135,809,286	-------	135,809,286
Malaysia	-------	7,041,711	-------	7,041,711
Mexico	10,938,903	-------	-------	10,938,903
Netherlands	-------	11,478,081	-------	11,478,081
Norway	14,893,341	25,775,125	-------	40,668,466
Russia	-------	11,174,978	-------	11,174,978
Singapore	-------	17,405,256	-------	17,405,256
South Africa	-------	17,361,354	-------	17,361,354
South Korea	-------	36,408,420	-------	36,408,420
Spain	-------	13,678,224	-------	13,678,224
Sweden	-------	5,865,158	-------	5,865,158
Switzerland	-------	27,155,156	-------	27,155,156
Taiwan	7,711,949	3,077,971	-------	10,789,920
Thailand	-------	15,521,853	-------	15,521,853
Turkey	-------	4,312,399	-------	4,312,399
United Kingdom	-------	132,884,550	-------	132,884,550
United States	10,395,507	-------	-------	10,395,507
Total Common Stocks	$109,626,867	$735,086,355	$-------	$844,713,222
Preferred Stocks
Brazil	$9,217,711	$-------	$-------	$9,217,711
Germany	-------	16,239,759	-------	16,239,759
Total Preferred Stocks	$9,217,711	$16,239,759	$-------	$25,457,470
Short Term Investments	$20,249,787	$2,084,447	$-------	$22,334,234
Total Investments	$139,094,365	$753,410,561	$-------	$892,504,926

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

22	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2013

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. There were no transfers into or out of level 3 during the reporting period, as compared to their classification from the prior annual report.

See below for transfers into or out of Level 1 and Level 2.

	Security Description	Country	Market Value
Transfers into Level 1	Statoil ASA	Norway	$14,893,341
Transfers out of Level 1	None	None	-------
Net transfers into Level 1			$14,893,341
	Security Description	Country	Market Value
Transfers into Level 2	None	None	-------
Transfers out of Level 2	Statoil ASA	Norway	$(14,893,341)
Net transfers into Level 2			$(14,893,341)

Transfers were made out of Level 2 and into Level 1 due to security Statoil ASA being priced by unadjusted quoted prices in active markets on October 31, 2013.

Transfers between Levels are recognized at October 31, 2013, the end of the reporting period.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	23

THOMAS WHITE EMERGING MARKETS FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.34%	1.85%	1.34%
Class I	None	None	None	None	1.09%	3.31%	1.09%
Class A	5.75%	None	Up to 0.25%	0.25%	1.59%	2.32%	1.59%
Class C	None	1.00% within 15 months	None	1.00%	2.09%	2.85%	2.09%

1 In the absence of the fee deferral/expense reimbursement arrangement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.63% for Investor Class shares, 1.66% for Class I shares, 1.77% for Class A shares and 2.29% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$11.72	$5.7 million	2.00% within 60 days	54%
Class I	$11.73	$34.7 million
Class A	$11.68	$87.9 thousand
Class C	$11.72	$547

24	www.thomaswhitefunds.com

OCTOBER 31, 2013

Average Annual Returns as of October 31, 2013 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yr	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	None		-3.90%	-1.66%	5.36%	0.45%	6.22%
Class I shares[1] (TWIIX)	None		-3.79%	-1.46%	5.48%	0.51%	6.27%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	-9.55%	-7.56%	-0.95%	-1.64%	4.25%
		Excluding sales charge	-4.02%	-1.94%	5.07%	0.34%	6.11%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	-5.21%	-3.23%	3.55%	0.16%	5.95%
		Excluding sales charge	-4.25%	-2.25%	4.55%	0.16%	5.95%
MSCI Emerging Markets Index[4]	N/A		1.18%	0.29%	6.53%	0.30%	5.14%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.85% (Investor Class), 3.31% (Class I), 2.32% (Class A) and 2.85% (Class C).

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through October 31, 2013. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +22.36% for the Fund’s Investor Class shares and +18.25% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 2010 was +6.22%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

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OCTOBER 31, 2013

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the trailing six-month period ended October 31, 2013, the Thomas White Emerging Markets Fund Investor Class shares returned -3.90%, compared to +1.18% for its benchmark, the MSCI Emerging Markets Index. The Fund’s Investor Class shares returned +5.36% for the trailing 1-year period against +6.53% for the benchmark. Since its inception on June 28, 2010, the Fund’s Investor Class shares returned +6.22% annualized, against +5.14% for the benchmark index.

Slower Growth and Fed Taper Concerns Lead to Excessive Volatility

Emerging market equities underperformed the developed markets during the review period on heightened concerns over a reduction in bond purchases by the U.S. Federal Reserve and slower economic growth. Countries such as India, Indonesia, and Turkey, which have large current account deficits and are considered to be more vulnerable to lower capital inflows, saw heightened market volatility during the period. Political tensions rose in Brazil and Turkey at the beginning of the review period, and in Thailand towards the end of the period. Currencies of these countries saw sharp drops as markets became more apprehensive about their ability to attract foreign capital and bridge the current account gap.

However, most of these markets recovered subsequently as the U.S. Fed did not announce a schedule to wind down its bond purchases. The emerging market currencies have stabilized, though most of them remain well below the levels seen earlier this year. The cheaper currency and the modest recovery in global demand have helped revive exports from most Asian countries, including China, Korea, and India. Third quarter economic growth was slightly ahead of expectations in China and India, but others including Brazil and Mexico saw slower expansion. Higher inflation risks forced central banks in India, Indonesia, and Brazil to hike interest rates during the review period. Controls to curb excessive lending also led to a spurt in short-term interest rates in China.

Portfolio Review

The excessive volatility in emerging market equity prices and the steep decline of select emerging market currencies against the U.S. dollar negatively affected the Fund’s performance during the review period. At the beginning of the review period, the Fund had a relatively higher exposure to countries such as Indonesia and Turkey, which were among the worst affected during the emerging markets decline in June and July.

The prospect of growing internet penetration in China as well as other Asian countries benefited the Fund’s technology holdings

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THOMAS WHITE EMERGING MARKETS FUND

such as Tencent Holdings Limited (+47.4%), a leading Chinese provider of value-added services over the internet and mobile phones, and internet search engine services provider Baidu, Inc. (+57.3%). The rising popularity of online and mobile gaming as well as other entertainment services is expected to help these companies sustain their revenue growth in the future. South African pharmaceuticals manufacturer Aspen Pharmacare (+27.2%), the leading healthcare company in that region, benefited from sustained growth in revenue and earnings. Korean automaker Hyundai Motor (16.3%) gained as the company continued to see healthy volume growth in Asia, despite the relative strength of the Korean won against the Japanese yen. Brazilian oil producer Petrobras SA (+20.8%) advanced as oil prices remained stable and also on optimism over the company’s production plans. Hong Kong based SJM Holdings (+26.6%), the leading casino operator in neighboring Macau, also outperformed as the company reported record earnings.

The Fund’s holdings in Turkey were among the biggest detractors from returns for the period as the country’s economic outlook remains challenging. Widespread demonstrations and the government’s heavy handed response have vitiated the political climate in the country, while the current account gap has widened and the currency remains weak. Diversified conglomerates Haci Omer Sabanci Holdings AS (-23.7%) and Koc Holdings AS (-24.5%), as well as lender Turkiye Halk Bankasi (-38.4%) declined during the period. Indonesian lenders Bank Mandiri (-31.4%) and Bank

Rakyat (-39.1%) underperformed as higher lending rates hurt credit demand in the country. The Indonesian central bank has hiked interest rates three times this year to prevent further currency depreciation and contain inflation risks, while the country’s current account deficit remains wide. Thailand based Krung Thai Bank PCL (-27.2%) also declined as the domestic economy remained weak and the government called for new elections following large demonstrations in Bangkok.

Long-Term Outlook for Emerging Economies Largely Remains Positive

While the growth outlook for emerging market economies remains lackluster, the extent of the slowdown has so far not been as worse as feared. The International Monetary Fund currently expects the emerging economies to expand 4.5% this year and 5.1% in 2014. While these growth rates are below the average pace set over the last decade, they are still well above the developed economies, which are forecast to rise by 2.0% next year. Most emerging countries are more structurally sound when compared to earlier periods, with lower inflation, less reliance on short-term foreign debt, as well as better fiscal and monetary discipline. Countries such as China and Mexico are moving ahead with reforms that could address some of the imbalances and reinvigorate key sectors of their economies. The emerging economies are now more open to trade and the recently successful World Trade Organization negotiations could open up more opportunities. At the same time, the relatively younger population in these countries could support sustained growth in domestic consumption and reduce the reliance on exports.

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OCTOBER 31, 2013

Indeed, several large emerging economies such as India, Indonesia, Brazil, and Turkey face significant fiscal and current account challenges. The fiscal stimulus measures to counter the slowdown after the global economic crisis have resulted in unsustainable budget gaps in these countries. Further, weaker global demand for commodities and manufactured goods as well as sustained growth in imports led to deterioration in their trade balances. Nevertheless, the substantial decline in their currencies and import controls could help some of these countries to improve their current account deficits over the next year. In the long run, it appears these countries need to implement deep reforms to ease the supply bottlenecks that are causing persistently high inflation.

The expanding operating scale and improving management capabilities of emerging market companies should continue to help them take advantage of business opportunities outside their domestic markets. Several large companies have made successful overseas acquisitions over the last decade, which also helped fortify their technology and product development skills to compete better in domestic markets. Extraordinary changes in technology and consumption patterns, such as in telecommunications and internet based services, also open up new opportunities for these companies. Our disciplined research process remains focused on identifying attractively valued companies that are capable of competing successfully in such environments. We thank you for investing in the Thomas White Emerging Markets Fund.

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THOMAS WHITE EMERGING MARKETS FUND

Portfolio Country and Industry Allocation as of October 31, 2013 (Unaudited)

Country Allocation	% of TNA
Brazil	11.1%
Canada	0.7%
Chile	1.1%
China	19.5%
Colombia	0.4%
Czech Republic	1.1%
Hong Kong	8.8%
India	3.9%
Indonesia	2.5%
Malaysia	2.9%
Mexico	4.2%
Philippines	1.4%
Poland	0.7%
Russia	8.7%
South Africa	9.6%
South Korea	11.3%
Taiwan	4.0%
Thailand	3.4%
Turkey	2.2%
United States	1.2%
Cash & Other	1.3%

Industry Allocation	% of TNA
Automobiles & Components	7.8%
Banks	12.9%
Capital Goods	6.9%
Consumer Durables & Apparel	1.5%
Consumer Services	1.6%
Diversified Financials	6.7%
Energy	10.2%
Food & Staples Retailing	1.6%
Food, Beverage & Tobacco	6.9%
Health Care Equipment & Services	1.7%
Household & Personal Products	0.5%
Insurance	4.7%
Materials	3.8%
Media	0.4%
Pharmaceuticals, Biotechnology & Life Sciences	3.9%
Real Estate	1.0%
Retailing	0.5%
Semiconductors & Semiconductor Equipment	5.7%
Software & Services	6.9%
Technology Hardware & Equipment	2.0%
Telecommunication Services	6.8%
Transportation	1.7%
Utilities	3.0%
Cash & Other	1.3%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Investment Portfolio	October 31, 2013

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (94.9%)

BRAZIL (7.3%)
	Arteris S.A.	Transportation	38,000	$337,559
	CCR S.A.	Transportation	22,300	185,452
	Cia de Saneamento Basico do Estado de Sao Paulo ADR #	Utilities	19,300	204,773
	Cia de Saneamento de Minas Gerais-COPASA	Utilities	7,600	122,743
	Embraer S.A.	Capital Goods	49,900	364,193
	M. Dias Branco S.A. Industria e Comercio de Alimentos	Food, Beverage & Tobacco	9,900	464,330
	Petroleo Brasileiro SA Petrobras	Energy	89,000	811,655
	Sul America S.A.	Insurance	47,537	348,008
	TOTVS S/A	Software & Services	6,300	106,809

				2,945,522

CANADA (0.7%)
	Pacific Rubiales Energy Corp.	Energy	14,600	302,040

CHILE (1.1%)
	Banco de Chile	Banks	782,287	119,729
	Compania Cervecerias Unidas S.A. ADR	Food, Beverage & Tobacco	7,600	202,844
	CorpBanca	Banks	11,889,100	133,432

				456,005

CHINA (19.5%)
	BAIDU, INC. ADR *	Software & Services	3,700	595,330
	Bank of China Limited +	Banks	1,147,100	534,917
	Bank of Communications Co., Ltd. +	Banks	627,000	456,486
	Beijing Capital International Airport Company Limited +	Transportation	264,000	186,152
	Changyou.com Ltd ADR * #	Software & Services	8,200	227,632
	China Overseas Land & Investment Ltd. +	Real Estate	126,000	388,427
	CNOOC Limited +	Energy	176,000	357,721
	Dongfeng Motor Group Co., Ltd. +	Automobiles & Components	244,000	345,815
	Great Wall Motor Company Limited +	Automobiles & Components	53,800	314,217
	Guangdong Investment Limited +	Utilities	612,000	527,169
	Hengan International Group Company Limited +	Household & Personal Products	18,000	220,341
	Lenovo Group Limited + #	Technology Hardware & Equipment	754,000	808,423
	Mindray Medical International Ltd ADR #	Health Care Equipment & Services	6,800	255,748
	NetEase, Inc. ADR #	Software & Services	8,100	546,831
	PICC Property and Casualty Company Limited +	Insurance	322,410	492,390
	Sinopharm Group Co. Ltd. +	Health Care Equipment & Services	70,400	190,611
	Sohu.com Inc. *	Software & Services	5,000	334,800
	Tencent Holdings Limited +	Software & Services	14,000	763,553

The accompanying notes are an integral part of these financial statements

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Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

CHINA (CONT.)
	WuXi PharmaTech (Cayman) Inc. ADR *	Pharmaceuticals, Biotechnology & Life Sciences	12,100	$353,925

				7,900,488

COLOMBIA (0.4%)
	Banco Davivienda S.A.	Banks	11,600	152,145

CZECH REPUBLIC (1.1%)
	Philip Morris CR a.s. +	Food, Beverage & Tobacco	800	453,959

HONG KONG (8.8%)
	AIA Group Limited +	Insurance	111,000	562,819
	Beijing Enterprise Holdings Limited +	Capital Goods	41,800	343,129
	China Mengniu Dairy Company Limited +	Food, Beverage & Tobacco	134,000	590,251
	China Unicom (Hong Kong) Limited +	Telecommunication Services	206,000	322,761
	Hutchison Whampoa Limited +	Capital Goods	39,000	485,607
	SJM Holdings Limited +	Consumer Services	202,000	653,615
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	234,000	588,070

				3,546,252

INDIA (3.9%)
	Dr. Reddy’s Laboratories Limited ADR #	Pharmaceuticals, Biotechnology & Life Sciences	11,600	459,940
	HDFC Bank Limited ADR #	Banks	16,500	598,125
	Tata Motors Limited ADR	Automobiles & Components	16,100	504,252

				1,562,317

INDONESIA (2.5%)
	Indofood Sukses Makmur Tbk PT +	Food, Beverage & Tobacco	635,500	374,498
	PT Astra International Tbk +	Automobiles & Components	277,000	163,064
	PT Bank Mandiri (Persero) Tbk. +	Banks	427,500	325,350
	PT United Tractors Tbk +	Capital Goods	98,000	151,878

				1,014,790

MALAYSIA (2.9%)
	AMMB Holdings Berhad +	Diversified Financials	186,300	435,997
	Axiata Group Berhad +	Telecommunication Services	182,600	397,563
	RHB Capital Bhd +	Banks	144,800	361,867

				1,195,427

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2013

Country	Issue	Industry	Shares	Value (US$)

MEXICO (4.2%)
	Alfa, S.A.B. de C.V.	Capital Goods	138,100	$378,082
	Compartamos SAB de CV	Diversified Financials	202,400	392,940
	Fomento Economico Mexicano SAB de CV	Food, Beverage & Tobacco	23,400	218,715
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	112,400	719,512

				1,709,249

PHILIPPINES (1.4%)
	Alliance Global Group, Inc. +	Capital Goods	300,300	183,442
	Universal Robina Corporation +	Food, Beverage & Tobacco	123,400	365,358

				548,800

POLAND (0.7%)
	Synthos S.A. +	Materials	176,300	298,857

RUSSIA (8.7%)
	Eurasia Drilling Company Limited GDR +	Energy	17,800	753,550
	Gazprom Neft OAO GDR +	Energy	13,600	307,457
	Lukoil OAO GDR +	Energy	15,500	1,013,441
	Magnit OJSC GDR +	Food & Staples Retailing	9,800	630,297
	MegaFon OAO GDR +	Telecommunication Services	12,900	467,385
	Sberbank of Russia GDR +	Banks	27,700	353,546

				3,525,676

SOUTH AFRICA (9.6%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	28,200	784,487
	Discovery Limited +	Insurance	23,900	202,085
	Imperial Holdings Limited +	Retailing	8,800	187,048
	Mediclinic International Ltd +	Health Care Equipment & Services	31,100	234,302
	MMI Holdings Limited +	Insurance	128,400	315,403
	MTN Group Limited +	Telecommunication Services	17,275	343,444
	Naspers Limited +	Media	1,900	177,538
	Remgro Limited +	Diversified Financials	72,300	1,472,277
	The Bidvest Group Limited +	Capital Goods	6,400	170,719

				3,887,303

SOUTH KOREA (11.3%)
	Hyundai Engineering & Construction Co., Ltd. +	Capital Goods	4,850	278,416
	Hyundai Motor Company +	Automobiles & Components	4,500	1,075,914
	KIA Motors Corp. +	Automobiles & Components	8,450	493,111
	Korea Electric Power Corporation * +	Utilities	13,000	347,942
	NAVER Corporation +	Software & Services	393	221,122
	NHN Entertainment Corp. *	Software & Services	181	19,367

The accompanying notes are an integral part of these financial statements

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Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

SOUTH KOREA (CONT.)
	Samsung Electronics Co., Ltd. GDR +	Semiconductors & Semiconductor Equipment	1,915	$1,326,353
	SK Telecom Co., Ltd. +	Telecommunication Services	3,725	808,766

				4,570,991

TAIWAN (4.0%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	95,660	255,217
	Far EasTone Telecommunications Co., Ltd. +	Telecommunication Services	78,000	179,171
	Mega Financial Holding Co Ltd +	Banks	273,210	235,809
	Taiwan Semiconductor Manufacturing Co Ltd +	Semiconductors & Semiconductor Equipment	261,000	965,941

				1,636,138

THAILAND (3.4%)
	Advanced Info Service Public Company Limited +	Telecommunication Services	26,700	219,046
	Bangkok Bank Public Company Limited +	Banks	34,700	229,943
	Krung Thai Bank Public Company Limited +	Banks	353,850	229,975
	PTT Exploration and Production Public Company Limited +	Energy	105,863	573,221
	Thai Union Frozen Products Public Company Limited +	Food, Beverage & Tobacco	73,400	132,325

				1,384,510

TURKEY (2.2%)
	Haci omer Sabanci Holding A.S. +	Diversified Financials	91,100	430,933
	Koc Holding A.S. +	Capital Goods	92,050	450,556

				881,489

UNITED STATES (1.2%)
	Southern Copper Corporation	Materials	17,100	477,944

Total Common Stocks		(Cost $32,859,369)		38,449,902

PREFERRED STOCKS (3.8%)

BRAZIL (3.8%)
	Banco Bradesco S.A.	Banks	54,910	791,222
	Vale S.A.	Materials	52,900	775,482

				1,566,704

Total Preferred Stocks		(Cost $1,539,447)		1,566,704

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2013

Country	Issue	Industry	Shares	Value (US$)

RIGHTS (0.0%)

TAIWAN (0.0%)
	Mega Financial Holding Co., Ltd. * +	Banks	21,751	$205

Total Rights		(Cost $2,345)		205

SHORT TERM INVESTMENTS (6.9%)

MONEY MARKET FUND (1.3%)
	Northern Institutional Treasury Portfolio		517,649	517,649

HELD AS COLLATERAL FOR SECURITIES LENDING

MONEY MARKET FUND (4.5%)
	Northern Institutional Liquid Asset Portfolio		1,824,353	1,824,353

			Principal Amount
U.S. GOVERNMENT OBLIGATIONS (1.1%)
	U.S. Treasury Notes:
	0.250% due 01/31/2014		$212,113	212,113
	0.125% due 07/31/2014		10,669	10,669
	0.250% due 8/31/2014		16,754	16,754
	0.625% due 11/30/2017		206,378	206,378

				445,914

Total Short Term Investments		(Cost $2,787,916)		2,787,916

Total Investments	105.6%	(Cost $37,189,077)		$42,804,727
Other Assets, Less Liabilities	(5.6)%			(2,280,982)
Total Net Assets:	100.0%			$40,523,745

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2013 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

ADR	- American Depositary Receipt

GDR	- Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Thomas White Emerging Markets Fund

The following table summarizes the inputs used, as of October 31, 2013, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,945,522	$-------	$-------	$2,945,522
Canada	302,040	-------	-------	302,040
Chile	456,005	-------	-------	456,005
China	2,314,266	5,586,222	-------	7,900,488
Colombia	152,145	-------	-------	152,145
Czech Republic	-------	453,959	-------	453,959
Hong Kong	-------	3,546,252	-------	3,546,252
India	1,562,317	-------	-------	1,562,317
Indonesia	-------	1,014,790	-------	1,014,790
Malaysia	-------	1,195,427	-------	1,195,427
Mexico	1,709,249	-------	-------	1,709,249
Philippines	-------	548,800	-------	548,800
Poland	-------	298,857	-------	298,857
Russia	-------	3,525,676	-------	3,525,676
South Africa	-------	3,887,303	-------	3,887,303
South Korea	19,367	4,551,624	-------	4,570,991
Taiwan	-------	1,636,138	-------	1,636,138
Thailand	-------	1,384,510	-------	1,384,510
Turkey	-------	881,489	-------	881,489
United States	477,944	-------	-------	477,944
Total Common Stocks	$9,938,855	$28,511,047	$-------	$38,449,902
Preferred Stocks
Brazil	$1,566,704	$-------	$-------	$1,566,704
Total Preferred Stocks	$1,566,704	$-------	$-------	$1,566,704
Rights
Taiwan	$-------	$-------	$205	$205
Total Rights	$-------	$-------	$205	$205
Short Term Investments	$2,342,002	$445,914	$-------	$2,787,916
Total Investments	$13,847,561	$28,956,961	$205	$42,804,727

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2013

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of October 31, 2012	$-------
Accrued discounts/premiums	-------
Realized gain (loss)	-------
Change in unrealized appreciation (depreciation)	-------
Purchases and Issues	205
Sales and Settlements	-------
Transfers in and/or out of Level 3	-------
Balance as of October 31, 2013	$205

The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represent either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

Security Description	Fair Value at October 31, 2013	Valuation Techniques	Observable Inputs	Unobservable Inputs
Mega Financial Holding Co., Ltd. - Rights	$205	Calculated	Underlying stock price	Cost adjustment factor

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1],3	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.34%	1.38%	1.34%

1In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.31% for Investor Class shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$15.12	$29.1 million	2.00% within 60 days	60%

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OCTOBER 31, 2013

Average Annual Returns as of October 31, 2013 (Unaudited)
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	10.75%	24.76%	28.52%	14.29%	13.76%	7.49%	7.71%
Russell Midcap Index[1]	12.52%	28.73%	33.79%	17.40%	19.67%	10.35%	9.30%
S&P 500 Index[1]	11.15%	25.30%	27.18%	16.56%	15.17%	7.46%	4.28%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.38%.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through October 31, 2013. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +105.83% for the Fund’s Investor Class shares, +127.20% for the primary benchmark, and +105.29% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was +7.71%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

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OCTOBER 31, 2013

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund Investor Class returned +10.75% during the six-month period ended October 31, 2013 while the Fund’s primary benchmark, the Russell Midcap Index, returned +12.52% and the secondary benchmark, the S&P 500 Index, returned +11.15% during the same period. In the trailing 1-year period, the Fund’s Investor Class shares returned +28.52% against +33.79% for the primary benchmark and +27.18% for the secondary benchmark. Since its inception on March 4, 1999, the Fund’s Investor Class shares annualized return is +7.71%, compared to +9.30% for the primary benchmark and +4.28% for the secondary benchmark.

Labor Market Gains Lift Economic Outlook

U.S. domestic equities saw robust returns during the review period, helped by the improving economic outlook and sustained monetary support from the Federal Reserve. Though the government shutdown in October that followed a political standoff over increasing the country’s debt ceiling briefly hurt investor sentiment, it did not have much negative impact on the economy. In addition, slower growth in some of the other major economies has encouraged investors to favor U.S. companies, which continue to see healthy gains in earnings and cash flows.

The housing market remained buoyant during the review period, and average home prices saw strong gains across major cities. Despite the recent increase, mortgage rates remain affordable when compared to the historical average and have supported housing demand. The labor markets have seen sustained improvement and the average monthly job additions have trended higher in recent months. The unemployment rate has also declined, though the economy is yet to regain the jobs lost during the recession. Increasing domestic energy production has helped improve the U.S. trade deficit and has kept a lid on oil prices. Relatively stable fuel costs have supported consumer spending, which continued to expand at a moderate pace during the review period.

Portfolio Review

During the six-month review period ended October 31, 2013, holdings in sectors such as consumer staples, energy, and consumer durables contributed to Fund returns. Sectors that underperformed during the period included industrials and financials.

Energen Corp. (+65.2%), a diversified oil and natural gas exploration and production company, contributed to Fund returns after agreeing to sell its coal bed methane assets to reduce its debt, and reaffirming its production guidance range for the current fiscal year. Financial services provider Ameriprise Financial Inc. (+34.9%)

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

benefited from the strong growth outlook for its financial advisory business in the U.S. and the U.K. Skincare products company Nu Skin Enterprises Inc. (+130.5%) advanced as strong global demand for its products helped the company raise its revenue guidance and announce a larger than expected share buyback program. Benefits consultant Towers Watson & Co. (+57.4%) gained as large corporations are increasingly moving both their current employees as well as retirees from traditional healthcare plans to privately run online exchanges to reduce their costs as the Affordable Care Act is implemented. Generic drug maker Mylan Inc. (+30.1%) advanced as the company completed its acquisition of a drugs manufacturer in India, which is expected to help double the company’s injectable drugs portfolio. DST Systems Inc. (+22.6%), which provides technology services to the financial services industry, also outperformed as the company improved operating margins and sold off non-core assets.

Real Estate Investment Trusts (REITS) such as Realty Income Corp (-22.2%) and HCP, Inc. (-22.1%) detracted from Fund returns during the review period as rising interest rates could limit their ability to finance capacity expansion and acquisitions, while their dividend payments could also become less attractive to investors. HCP Inc. could also face weaker demand from healthcare tenants as the government is expected to reduce payments to providers under Medicare and Medicaid. Home builder D.R. Horton, Inc. (-27.3%) declined on apprehensions over weaker than expected growth in new housing demand as average home prices rise and mortgages become more expensive. Mobile chipmaker and component supplier to smartphone makers Broadcom Corp. (-25.8%) was negatively affected after the company forecast revenue growth below analyst expectations. Rayonier Inc. (-19.0%), a manufacturer of specialty cellulose products, lagged on concerns that growing competition could lead to lower operating margins in the future. Iron Mountain Inc. (-24.5%), which provides information management services, also underperformed after the company lowered its revenue guidance for the current year.

Lukewarm Consumer Sentiment and Tapering Schedule Uncertainty Limit Economic Outlook

Though the economic outlook has improved and the labor market has turned healthier, the Federal Reserve has not yet announced a schedule for winding down its bond purchases. While the current consensus is that the Fed will start tapering during the first quarter of 2014, it is also possible that the larger than expected decline in the unemployment rate could encourage an earlier decision. The10-year treasury yield had seen appreciable gains earlier this year on speculation that the Fed is about to reduce some of the quantitative easing. While yields have been stable in recent months, earlier than expected tapering by the Fed could push them higher. This could lead to more expensive mortgages and possibly slower growth in the housing sector, which has been the strongest segment of the economy since last year.

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OCTOBER 31, 2013

The stronger than expected expansion during the third quarter was mostly due to an unusually large buildup in inventories, which is unlikely to be sustained in subsequent periods. Consumer spending growth fell short of expectations during the third quarter and consumer sentiment indicators have been lukewarm in recent months. While the government shutdown could have been partly responsible, the very slow growth in average incomes has likely played a bigger role in restraining consumer optimism.

Nevertheless, the likelihood of another political standoff next year has lessened after the recent preliminary agreement on the federal budget. In addition, U.S. exporters are likely to benefit from the improving global demand. Record high cash levels could make it easier for businesses to consider capacity additions if consumer demand sees more traction.

We thank you for investing in the Thomas White American Opportunities Fund.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Industry Allocation and Market Capitalization as of October 31, 2013 (Unaudited)

Industry Allocation	% of TNA
Automobiles & Components	2.8%
Banks	2.9%
Capital Goods	10.3%
Commercial & Professional Services	3.7%
Consumer Durables & Apparel	4.9%
Consumer Services	3.7%
Diversified Financials	2.4%
Energy	5.8%
Food & Staples Retailing	1.2%
Food, Beverage & Tobacco	3.5%
Healthcare Equipment & Services	7.3%
Household & Personal Products	1.5%

Industry Allocation	% of TNA
Insurance	4.3%
Materials	3.0%
Media	1.2%
Pharmaceuticals, Biotechnology & Life Sciences	3.8%
REITS	6.8%
Retailing	7.3%
Semiconductors & Semiconductor Equipment	4.0%
Software & Services	6.6%
Technology Hardware & Equipment	3.1%
Transportation	2.8%
Utilities	6.9%
Cash & Other	0.2%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	16.1%
Mid Cap ($2.3-$15.2 billion)	83.7%
Small Cap (under $2.3 billion)	0.0%
Cash & Other	0.2%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Investment Portfolio	October 31, 2013

Industry	Issue	Shares	Value

COMMON STOCKS (99.8%)

	AUTOMOBILES & COMPONENTS (2.8%)
	Autoliv, Inc.	2,800	$249,844
	Thor Industries, Inc.	4,550	263,946
	Visteon Corporation *	3,800	292,942

			806,732

	BANKS (2.9%)
	East West Bancorp, Inc.	9,450	318,371
	Fifth Third Bancorp	11,850	225,506
	KeyCorp	24,750	310,117

			853,994

	CAPITAL GOODS (10.3%)
	AGCO Corporation	6,100	356,118
	B/E Aerospace, Inc. *	2,000	162,320
	Carlisle Companies Incorporated	4,000	290,720
	Chicago Bridge & Iron Company N.V.	3,850	285,246
	Owens Corning *	3,100	111,383
	Regal-Beloit Corporation	5,600	410,648
	The Timken Company	11,200	591,472
	Trinity Industries, Inc.	11,500	582,245
	Triumph Group, Inc.	2,850	204,203

			2,994,355

	COMMERCIAL & PROFESSIONAL SERVICES (3.7%)
	Republic Services, Inc.	4,100	137,227
	Robert Half International Inc.	11,800	454,654
	Towers Watson & Co. - Class A	4,100	470,721

			1,062,602

	CONSUMER DURABLES & APPAREL (4.9%)
	D.R. Horton, Inc.	16,900	320,255
	Hanesbrands Inc.	6,650	452,998
	NVR, Inc. *	175	160,531
	PulteGroup, Inc.	8,900	157,085
	Tupperware Brands Corporation	3,700	331,705

			1,422,574

	CONSUMER SERVICES (3.7%)
	Apollo Group, Inc. - Class A *	6,700	178,823
	Brinker International, Inc.	5,100	226,542
	MGM Resorts International *	9,000	171,360
	Wyndham Worldwide Corporation	7,500	498,000

			1,074,725

	DIVERSIFIED FINANCIALS (2.4%)
	Ameriprise Financial, Inc.	6,900	693,726

	ENERGY (5.8%)
	Cameron International Corporation *	4,950	271,557
	Chesapeake Energy Corporation	12,500	349,500
	Denbury Resources Inc. *	14,800	281,052

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

ENERGY (CONT.)
	Energen Corporation	6,750	$528,660
	Newfield Exploration Company *	8,800	267,960

			1,698,729

	FOOD & STAPLES RETAILING (1.2%)
	Safeway Inc.	9,800	342,020

	FOOD, BEVERAGE & TOBACCO (3.5%)
	Coca-Cola Enterprises, Inc.	7,000	292,110
	ConAgra Foods Inc.	7,650	243,346
	Lorillard, Inc.	7,200	367,272
	Molson Coors Brewing Company - Class B	2,400	129,600

			1,032,328

	HEALTH CARE EQUIPMENT & SERVICES (7.3%)
	AmerisourceBergen Corporation	5,600	365,848
	Community Health Systems, Inc.	5,900	257,417
	Humana, Inc.	2,800	258,020
	Omnicare, Inc.	6,900	380,535
	St. Jude Medical, Inc.	4,500	258,255
	The Cooper Companies, Inc.	1,500	193,815
	Zimmer Holdings, Inc.	4,850	424,230

			2,138,120

	HOUSEHOLD & PERSONAL PRODUCTS (1.5%)
	Energizer Holdings, Inc.	1,400	137,354
	Nu Skin Enterprises, Inc. - Class A	2,600	304,018

			441,372

	INSURANCE (4.3%)
	Everest Re Group, Ltd.	1,700	261,358
	HCC Insurance Holdings, Inc.	4,950	225,967
	Lincoln National Corporation	8,100	367,821
	The Hartford Financial Services Group, Inc.	12,000	404,400

			1,259,546

	MATERIALS (3.0%)
	Celanese Corporation	4,700	263,247
	Cytec Industries Inc.	3,650	303,279
	Reliance Steel & Aluminum Co.	4,000	293,160

			859,686

	MEDIA (1.2%)
	Liberty Media Corporation - Class A *	2,350	359,339

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (3.8%)
	Celgene Corporation *	1,900	282,131
	Mylan Inc. *	16,150	611,600
	PerkinElmer, Inc.	5,350	203,514

			1,097,245

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2013

Industry	Issue	Shares	Value

	REITS (6.8%)
	CBL & Associates Properties, Inc.	21,400	$423,934
	Federal Realty Investment Trust	2,150	222,740
	HCP, Inc.	7,700	319,550
	Health Care REIT, Inc.	4,900	317,765
	Rayonier Inc.	8,200	385,564
	Senior Housing Properties Trust	12,900	317,856

			1,987,409

	RETAILING (7.3%)
	AutoNation, Inc. *	6,950	335,199
	AutoZone, Inc. *	700	304,283
	Foot Locker, Inc.	7,300	253,310
	Limited Brands, Inc.	2,350	147,133
	PetSmart, Inc.	6,400	465,664
	Ross Stores, Inc.	8,100	626,535

			2,132,124

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
	Broadcom Corporation - Class A	8,700	232,464
	KLA-Tencor Corporation	4,950	324,720
	LSI Corporation	36,100	306,128
	Marvell Technology Group Ltd.	11,250	135,000
	Skyworks Solutions, Inc. *	6,000	154,680

			1,152,992

	SOFTWARE & SERVICES (6.6%)
	Cadence Design System, Inc. *	17,900	232,163
	DST Systems, Inc.	8,350	707,829
	Fiserv, Inc. *	5,300	555,069
	Global Payments Inc.	2,900	172,492
	Symantec Corporation	11,000	250,140

			1,917,693

	TECHNOLOGY HARDWARE & EQUIPMENT (3.1%)
	Avnet, Inc.	7,750	307,675
	NetApp, Inc.	7,050	273,610
	SanDisk Corporation	4,800	333,600

			914,885

	TRANSPORTATION (2.8%)
	Delta Air Lines, Inc.	6,100	160,918
	Hertz Global Holdings, Inc. *	10,900	250,264
	Ryder System, Inc.	6,100	401,563

			812,745

	UTILITIES (6.9%)
	Ameren Corporation	8,200	296,676
	CMS Energy Corporation	12,850	352,861
	DTE Energy Company	7,000	483,980

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

UTILITIES (CONT.)
	Great Plains Energy Incorporated	17,950	$420,748
	National Fuel Gas Company	6,400	457,920

			2,012,185

Total Common Stocks		(Cost $22,362,617)	29,067,126

Total Investments	99.8%	(Cost $22,362,617)	$29,067,126
Other Assets, Less Liabilities:	0.2%		71,312
Total Net Assets:	100.0%		$29,138,438

*	Non-Income Producing Securities

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2013

The following table summarizes the inputs used, as of October 31, 2013, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$806,732	$-------	$-------	$806,732
Banks	853,994	-------	-------	853,994
Capital Goods	2,994,355	-------	-------	2,994,355
Commercial & Professional Services	1,062,602	-------	-------	1,062,602
Consumer Durables & Apparel	1,422,574	-------	-------	1,422,574
Consumer Services	1,074,725	-------	-------	1,074,725
Diversified Financials	693,726	-------	-------	693,726
Energy	1,698,729	-------	-------	1,698,729
Food & Staples Retailing	342,020	-------	-------	342,020
Food, Beverage & Tobacco	1,032,328	-------	-------	1,032,328
Health Care Equipment & Services	2,138,120	-------	-------	2,138,120
Household & Personal Products	441,372	-------	-------	441,372
Insurance	1,259,546	-------	-------	1,259,546
Materials	859,686	-------	-------	859,686
Media	359,339	-------	-------	359,339
Pharmaceuticals, Biotechnology & Life Sciences	1,097,245	-------	-------	1,097,245
REITS	1,987,409	-------	-------	1,987,409
Retailing	2,132,124	-------	-------	2,132,124
Semiconductors & Semiconductor Equipment	1,152,992	-------	-------	1,152,992
Software & Services	1,917,693	-------	-------	1,917,693
Technology Hardware & Equipment	914,885	-------	-------	914,885
Transportation	812,745	-------	-------	812,745
Utilities	2,012,185	-------	-------	2,012,185
Total Common Stocks	$29,067,126	$-------	$-------	$29,067,126
Total Investments	$29,067,126	$-------	$-------	$29,067,126

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2013

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS:
Investments in securities at market value[1]	$	892,504,926	$	42,804,727	$	29,067,126
Foreign currency[2]		1,538		3,075		-------
Cash		14,556,676		-------		122,243
Receivables:
Dividends and interest		2,352,052		53,447		21,661
Reclaims		1,439,405		13,813		-------
Fund shares sold		1,488,417		2,000		100
Prepaid expenses		35,735		23,341		959
Total assets		912,378,749		42,900,403		29,212,089

LIABILITIES:
Management and administrative fees payable		717,874		18,768		23,715
Accrued expenses		488,998		80,861		49,936
Payable for fund shares redeemed		784,351		-------		-------
Distribution fees (See Note 5)		2,999		48		-------
Other liabilities		219,570		6,714		-------
Collateral on loaned securities (See Note 1)[3]		22,334,234		2,270,267		-------
Total liabilities		24,548,026		2,376,658		73,651

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$	730,918,452	$	36,245,595	$	22,402,588
Accumulated/undistributed net investment income		51		6,237		31,341
Accumulated net realized gain/(loss)		(225,319)		(1,344,209)		-------
Net unrealized appreciation on:
Investments and foreign currency translations		157,100,346		5,615,650		6,704,509
Other assets and liabilities denominated in foreign currency		37,193		472		-------
Net assets	$	887,830,723	$	40,523,745	$	29,138,438
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2013

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	433,483,263	$	5,702,556	$	29,138,438
Shares outstanding[4]		22,624,968		486,741		1,927,063
Net asset value and offering price per share	$	19.16	$	11.72	$	15.12

CLASS I SHARES
Net assets	$	453,563,605	$	34,732,731
Shares outstanding[4]		23,648,322		2,960,559
Net asset value and offering price per share	$	19.18	$	11.73

CLASS A SHARES
Net assets	$	220,711	$	87,911
Shares outstanding[4]		11,537		7,529
Net asset value and offering price per share	$	19.13	$	11.68
Maximum offering price per share	$	20.30	$	12.39

CLASS C SHARES
Net assets	$	563,144	$	547
Shares outstanding[4]		29,500		46.69
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	19.09	$	11.72
1 Cost Basis of Investments: International Fund: $735,404,563 Emerging Markets Fund: $37,189,077 American Opportunities Fund: $22,362,617
2 Cost basis of Cash denominated in foreign currencies: International Fund: $1,555 Emerging Markets Fund: $3,075
3 Value of securities out on loan at 10/31/2013: International Fund: $21,110,942 Emerging Markets Fund: $2,193,308
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2013

	International Fund			Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	20,261,555	[1]	$	765,965 [1]	$	546,331	[1]
Interest		55,653			84		-------
Securities lending income (Note 1)		65,142			2,413		-------
Total investment income		20,382,350			768,462		546,331
Expenses:
Investment management fees (Note 4)		6,588,545			286,403		221,874
Business management fees (Note 4)		269,354			11,793		9,136
Accounting and administration fees		391,259			19,955		16,461
Custodian fees		379,879			55,194		6,566
Transfer agent fees		295,373			49,713		16,196
Trustees’ fees and expenses		81,530			11,058		12,327
Audit fees and expenses		51,284			44,866		32,060
Registration fees		75,077			45,331		9,198
Printing expenses		114,407			4,410		3,791
Legal fees and expenses		226,303			9,811		7,318
Distribution expense (Note 5):
Class A Shares		229			51		-------
Class C Shares		2,951			5		-------
Administrative Service Fee:
Investor Class Shares		882,370			463		2,610
Class A Shares		75			-------		-------
Other expenses		130,332			18,317		4,080
Total expenses		9,488,968			557,370		341,617
Reimbursement/Recoupment from Investment Manager (Note 4)		(657,297)			(174,147)		9,205
Net expenses		8,831,671			383,223		350,822
Net Investment income		11,550,679			385,239		195,509

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments & foreign currency transactions		39,598,624			(224,884)		3,144,515
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions		69,396,131			1,951,535		3,171,866
Net gain on investments		108,994,755			1,726,651		6,316,381
Net increase in net assets from operations	$	120,545,434		$	2,111,890	$	6,511,890
1 Net of foreign taxes withheld of: International Fund: $2,371,158 Emerging Markets Fund: $98,589 American Opportunities Fund: $7,962
The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund
		Year Ended October 31, 2013		Year Ended October 31, 2012
Change in net assets from operations:
Net investment income	$	11,550,679	$	11,094,947
Net realized gain (loss) on investments		39,598,624		(28,937,504)
Net unrealized appreciation/depreciation on investments and foreign currency transactions		69,396,131		62,827,096
Net increase in net assets from operations		120,545,434		44,984,539
Distribution to Investor Class Shareholders:
From net investment income		(4,948,622)		(9,120,154)
From return of capital		(102,800)		-------
Distribution to Class I Shareholders:
From net investment income		(6,094,926)		(1,865,908)
From return of capital		(64,920)		-------
Distribution to Class A Shareholders:
From net investment income		(2,651)		(9)
From return of capital		(20)		-------
Distribution to Class C Shareholders:
From net investment income		(4,661)		(8)
From return of capital		(64)		-------
Total distributions		(11,218,664)		(10,986,079)
Fund share transactions (Note 3)		131,784,014		134,466,411
Total increase		241,110,784		168,464,871
Net assets:
Beginning of period		646,719,939		478,255,068
End of period	$	887,830,723	$	646,719,939
Undistributed net investment income	$	51	$	151,142
The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	Emerging Markets Fund
		Year Ended October 31, 2013		Year Ended October 31, 2012
Change in net assets from operations:
Net investment income	$	385,239	$	468,059
Net realized loss on investments		(224,884)		(1,170,958)
Net unrealized appreciation/depreciation on investments and foreign currency transactions		1,951,535		2,753,473
Net increase in net assets from operations		2,111,890		2,050,574
Distribution to Investor Class Shareholders:
From net investment income		(44,396)		(451,792)
From return of capital		-------		(2,110)
Distribution to Class I Shareholders:
From net investment income		(278,688)		(15,263)
From return of capital		-------		(71)
Distribution to Class A Shareholders:
From net investment income		(660)		(8)
From return of capital		-------		(0)[1]
Distribution to Class C Shareholders:
From net investment income		-------		(8)
From return of capital		-------		(0)[1]
Total distributions		(323,744)		(469,252)
Fund share transactions (Note 3)		8,176,723		600,467
Total increase		9,964,869		2,181,789
Net assets:
Beginning of period		30,558,876		28,377,087
End of period	$	40,523,745	$	30,558,876
Undistributed (over-distribution of) net investment income	$	6,237	$	(4,276)
1 Less than $1.00
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	American Opportunities Fund
		Year Ended October 31, 2013		Year Ended October 31, 2012
Change in net assets from operations:
Net investment income	$	195,509	$	162,490
Net realized gain on investments		3,144,515		786,794
Change in unrealized appreciation/depreciation on investments		3,171,866		790,707
Net increase in net assets from operations		6,511,890		1,739,991
Distribution to Investor Class Shareholders:
From net investment income		(162,812)		(141,212)
From return of capital		(13,242)		(10,264)
From realized gain		(3,181,926)		(802,679)
Total distributions		(3,357,980)		(954,155)
Fund share transactions (Note 3)		3,114,809		1,011,863
Total increase		6,268,719		1,797,699
Net assets:
Beginning of period		22,869,719		21,072,020
End of period	$	29,138,438	$	22,869,719
Undistributed net investment income	$	31,341	$	38,362
The accompanying notes are an integral part of these financial statements

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Notes to Financial Statements Year Ended October 31, 2013

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. Class A shares have a maximum front-end sales charge of 5.75% that is included in the offering price of the Class A shares. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within 15 months of purchase. The investment objective of each Fund is to seek long-term capital growth. The International Fund invests in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund invests in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. As of October 31, 2013, all securities within the Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and adjusted by a fair value factor when necessary and as further described below, except for one security in the Emerging Markets Fund that was valued based on a cost adjustment factor. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

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Notes to Financial Statements Year Ended October 31, 2013

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class within each specific Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio

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Notes to Financial Statements Year Ended October 31, 2013

securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities at the end of the fiscal year, resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2013, open Federal tax years include the tax years ended October 31, 2010 through 2013. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15% there were no material accruals at year end.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

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Notes to Financial Statements Year Ended October 31, 2013

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and U.S. Treasury Notes which are shown on the schedules of investments for the International Fund and Emerging Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is

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Notes to Financial Statements Year Ended October 31, 2013

included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2013 are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$21,110,942	$22,334,234

Thomas White Emerging Markets Fund	$2,193,308	$2,270,267

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$65,142

Thomas White Emerging Markets Fund	$2,413

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund Investor Class and Class I charged $31,610 and $12,054, respectively, in redemption fees, and the Emerging Markets Fund Class I charged $1,973 in redemption fees for the year ended October 31, 2013, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At October 31, 2013, the following table indicates individual shareholders who held significant shares of each Class’s outstanding shares. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
International Fund	Class A	2	42.1%

International Fund	Class C	1	14.0%

Emerging Markets Fund	Investor Class	3	77.9%	*

Emerging Markets Fund	Class I	3	82.7%

Emerging Markets Fund	Class A	2	89.6%

Emerging Markets Fund	Class C	1	100.0%

American Opportunities Fund	Investor Class	3	77.3%

*	50.4% is held by the Advisor, Thomas White International, Ltd.

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Notes to Financial Statements Year Ended October 31, 2013

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2013, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2013			Year Ended October 31, 2012
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	11,310,420	$	204,974,690	17,053,785	$	272,833,336
Shares issued on reinvestment of dividends & distributions	259,122		4,975,151	425,823		7,034,570
Shares redeemed	(21,580,049)		(380,503,953)	(15,598,816)		(251,917,292)
Redemption fees	-------		(31,610)	-------		-------
Net increase (decrease)	(10,010,507)	$	(170,585,722)	1,880,792	$	27,950,614
Shares outstanding:
Beginning of year	32,635,475			30,754,683
End of year	22,624,968			32,635,475
	Year Ended October 31, 2013			August 31, 2012(1) Through October 31, 2012
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	19,661,197	$	347,492,852	6,483,904	$	107,274,843
Shares issued on reinvestment of dividends & distributions	216,136		4,154,139	108,627		1,795,599
Shares redeemed	(2,667,749)		(50,013,137)	(153,793)		(2,555,662)
Redemption fees	-------		(12,054)	-------		-------
Net increase	17,209,584	$	301,621,800	6,438,738	$	106,514,780
Shares outstanding:
Beginning of year	6,438,738			-------
End of year	23,648,322			6,438,738

(1)	Commencement of sales.

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Notes to Financial Statements Year Ended October 31, 2013

	Year Ended October 31, 2013			August 31, 2012(1) Through October 31, 2012
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	11,415	$	208,761	31	$	500
Shares issued on reinvestment of dividends & distributions	128		2,445	-------		9
Shares redeemed	(37)		(679)	-------		-------
Net increase	11,506	$	210,527	31	$	509
Shares outstanding:
Beginning of year	31			-------
End of year	11,537			31
	Year Ended October 31, 2013			August 31, 2012(!) Through October 31, 2012
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	29,233	$	532,900	31	$	500
Shares issued on reinvestment of dividends & distributions	240		4,588	-------		8
Shares redeemed	(4)		(79)	-------		-------
Net increase	29,469	$	537,409	31	$	508
Shares outstanding:
Beginning of year	31			-------
End of year	29,500			31

(1)	Commencement of sales.

Emerging Markets Fund
	Year Ended October 31, 2013			Year Ended October 31, 2012
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	82,185	$	978,349	16,330	$	180,348
Shares issued on reinvestment of dividends & distributions	3,195		37,701	40,672		453,902
Shares redeemed	(2,239,190)		(25,235,525)	(88,692)		(1,005,382)
Net decrease	(2,153,810)	$	(24,219,475)	(31,690)	$	(371,132)
Shares outstanding:
Beginning of year	2,640,551			2,672,241
End of year	486,741			2,640,551

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Notes to Financial Statements Year Ended October 31, 2013

	Year Ended October 31, 2013				August 31, 2012(1) Through October 31, 2012
	Class I				Class I
	Shares			Amount	Shares		Amount
Shares sold	2,946,678		$	33,180,262	85,290	$	970,575
Shares issued on reinvestment of dividends & distributions	23,598			278,688	1,374		15,334
Shares redeemed	(95,008)			(1,147,173)	(1,373)		(15,326)
Redemption fees	-------			(1,973)	-------		-------
Net increase	2,875,268		$	32,309,804	85,291	$	970,583
Shares outstanding:
Beginning of year	85,291				-------
End of year	2,960,559				85,291
	Year Ended October 31, 2013				August 31, 2012(1) Through October 31, 2012
	Class A				Class A
	Shares			Amount	Shares		Amount
Shares sold	7,441		$	85,913	46	$	500
Shares issued on reinvestment of dividends & distributions	41			487	1		8
Shares redeemed	0	^		(3)	-------		-------
Net increase	7,482		$	86,397	47	$	508
Shares outstanding:
Beginning of year	47				-------
End of year	7,529				47
^ amount is less than 1 share.

	Year Ended October 31, 2013				August 31, 2012(1) Through October 31, 2012
	Class C				Class C
	Shares			Amount	Shares		Amount
Shares sold	-------		$	-------	46	$	500
Shares issued on reinvestment of dividends & distributions	-------			-------	1		8
Shares redeemed	0	^		(3)	-------		-------
Net increase (decrease)	-------		$	(3)	47	$	508
Shares outstanding:
Beginning of year	47				-------
End of year	47				47
^ amount is less than 1 share.

(1)	Commencement of sales.

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Notes to Financial Statements Year Ended October 31, 2013

American Opportunities
	Year Ended October 31, 2013			Year Ended October 31, 2012
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	10,427	$	159,903	19,077	$	259,999
Shares issued on reinvestment of dividends & distributions	207,041		3,138,748	72,013		951,287
Shares redeemed	(12,298)		(183,842)	(14,722)		(199,423)
Net increase (decrease)	205,170	$	3,114,809	76,368	$	1,011,863
Shares outstanding:
Beginning of year	1,721,893			1,645,525
End of year	1,927,063			1,721,893

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the year ended October 31, 2013, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $6,588,545, $286,403, and $221,874, respectively, in investment management fees.

During the year ended October 31, 2013, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%

Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%

American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations or the expense limitation in effect at the time the expense was waived and the reimbursement is

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Notes to Financial Statements Year Ended October 31, 2013

made within three years after the year in which the Advisor incurred the expense. For the year ended October 31, 2013, the Advisor recouped the following amounts:

Fund	Share Class	Recoupment Amount
American Opportunities Fund	Investor Class	$9,205

As of October 31, 2013, the International, Emerging Markets and American Opportunities Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2012	2015	$352,201

International Fund	Investor Class	2013	2016	$304,097

International Fund	Class I	2012	2015	$70,702

International Fund	Class I	2013	2016	$352,884

International Fund	Class C	2013	2016	$316

Emerging Markets Fund	Investor Class	2011	2014	$102,297

Emerging Markets Fund	Investor Class	2012	2015	$144,622

Emerging Markets Fund	Investor Class	2013	2016	$16,309

Emerging Markets Fund	Class I	2012	2015	$896

Emerging Markets Fund	Class I	2013	2016	$157,801

Emerging Markets Fund	Class A	2012	2015	$1

Emerging Markets Fund	Class A	2013	2016	$36

Emerging Markets Fund	Class C	2012	2015	$1

Emerging Markets Fund	Class C	2013	2016	$1

American Opportunities Fund	Investor Class	2012	2015	$30,325

The Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the year ended October 31, 2013, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $269,354, $11,793, and $9,136, respectively.

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Notes to Financial Statements Year Ended October 31, 2013

The International and Emerging Market Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Funds to compensate Quasar Distributors, LLC for the costs incurred in the distributing the Funds’ Class A or Class C shares at an annual rate of 0.25% and 1.00%, respectively. See Note 5.

The Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. For the year ended October 31, 2013, fees incurred by the International Fund pursuant to the Plan were $229 for Class A and $2,951 for Class C Shares. For the year ended October 31, 2013, fees incurred by the Emerging Markets Fund were $51 for Class A and $5 for Class C Shares.

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

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Notes to Financial Statements Year Ended October 31, 2013

NOTE 7. INVESTMENT TRANSACTIONS

During the year ended October 31, 2013, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$437,523,656	$310,722,446

Emerging Markets Fund	25,789,203	17,882,557

American Opportunities Fund	15,611,684	15,392,833

The International Fund, Emerging Markets Fund and American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the year ended October 31, 2013.

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Funds	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	735,448,142	166,574,522	(9,517,739)	157,056,783

Emerging Markets Fund	37,280,515	6,529,248	(1,005,036)	5,524,212

American Opportunities Fund	22,331,276	6,987,393	(251,543)	6,735,850

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2013, the Funds’ tax year-end. For the Thomas White International Fund, permanent differences resulted in reclassification of ($483,106) in undistributed net investment loss and $650,961 in accumulated net realized gain and ($167,855) in paid in capital. For the Thomas White Emerging Markets Fund, permanent differences resulted in reclassification of ($50,982) in undistributed net investment loss and $50,982 accumulated net realized gain. For the Thomas White American Opportunities Fund, permanent differences resulted in reclassification of ($26,476) in undistributed net investment loss, $37,411 in accumulated net realized gain, and ($10,935) in paid in capital.

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Notes to Financial Statements Year Ended October 31, 2013

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Losses	Total Distributable Earnings
International Fund	$-------	$-------	$157,056,783	$ (144,512)	$156,912,271

Emerging Markets Fund	10,176	-------	5,524,212	(1,256,238)	4,278,150

American Opportunities Fund	-------	-------	6,735,850	-------	6,735,850

As of October 31, 2013, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

	Capital Loss Carryover	Term	Expires
International Fund	(181,740)		10/31/17

Emerging Markets Fund	(1,252,771)	Short-Term	No Expiration

During the year ended October 31, 2013, the International Fund utilized $11,313,386 in capital loss carryovers and 28,936,199 in Post RIC Modernization Act carryovers.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Notes to Financial Statements Year Ended October 31, 2013

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended October 31, 2013				Year Ended October 31, 2012
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund - Investor Class	$4,948,622	$102,800	$-------	$5,051,422	$9,120,154	$-------	$-------	$9,120,154

International Fund - Class I	6,094,926	64,920	-------	6,159,846	1,865,908	-------	-------	1,865,908

International Fund - Class A	2,651	20	-------	2,671	9	-------	-------	9

International Fund - Class C	4,661	64	-------	4,725	8	-------	-------	8

Emerging Markets Fund - Investor Class	44,396	-------	-------	44,396	451,792	2,110	-------	453,902

Emerging Markets Fund - Class I	278,688	-------	-------	278,688	15,263	71	-------	15,334

Emerging Markets Fund - Class A	660	-------	-------	660	8	-------	-------	8

Emerging Markets Fund - Class C	-------	-------	-------	-------	8	-------	-------	8

American Opportunities Fund - Investor Class	162,812	13,242	3,181,926	3,357,980	141,212	10,264	802,679	954,155

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after October 31, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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Year Ended October 31, 2013

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Year Ended October 31, 2013			Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	16.55		$	15.55		$	16.75	$	14.50	$	11.74

Income from investment operations:
Net investment income [1]		0.26			0.31			0.29		0.20		0.19
Net realized and unrealized gains/(losses)		2.57			0.97			(1.20)		2.25		2.76
Total from investment operations		2.83			1.28			(0.91)		2.45		2.95

Distributions:
From net investment income		(0.22)			(0.28)			(0.29)		(0.20)		(0.19)
Tax return of capital		(0.00	) [2]		-------			-------		-------		-------
Change in net asset value for the year		2.61			1.00			(1.20)		2.25		2.76
Net asset value, end of year	$	19.16		$	16.55		$	15.55	$	16.75	$	14.50
Total Return		17.13%			8.25%			(5.42)%		16.88%		25.15%

Ratios/supplemental data
Net assets, end of year (000)	$	433,483		$	540,118		$	478,255	$	484,822	$	359,704

Ratio to average net assets:
Expenses (net of reimbursement)		1.24%			1.31%	[3]		1.34%		1.38%		1.46%
Expenses (prior to reimbursement)		1.31%			1.37%	[3]		1.34%		1.38%		1.46%
Net investment income (net of reimbursement)		1.43%			1.94%	[3]		1.70%		1.31%		1.80%
Net investment income (prior to reimbursement)		1.36%			1.88%	[3]		1.70%		1.31%		1.80%
Portfolio turnover rate [4]		42%			66%			41%		44%		59%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2)	Amount is less than $0.005.

(3)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

Thomas White International Fund - Class I
		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.29			0.07
Net realized and unrealized gains		2.59			0.55
Total from investment operations		2.88			0.62

Distributions:
From net investment income		(0.26)			(0.29)
Tax return of capital		(0.00	) [2]		-------
Change in net asset value for the period		2.62			0.33
Net asset value, end of period	$	19.18		$	16.56
Total return		17.40%			3.83%	[3]

Ratios/supplemental data
Net assets, end of period (000)	$	453,564		$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%			0.99%	[4]
Expenses (prior to reimbursement)		1.11%			1.45%	[4]
Net investment income (net of reimbursement)		1.62%			2.47%	[4]
Net investment income (prior to reimbursement)		1.50%			2.01%	[4]
Portfolio turnover rate [5]		42%			66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class A
	Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.24			0.06
Net realized and unrealized gains		2.56			0.56
Total from investment operations		2.80			0.62

Distributions:
From net investment income		(0.23)			(0.29)
Tax return of capital		(0.00	) [2]		-------
Change in net asset value for the period		2.57			0.33
Net asset value, end of period	$	19.13		$	16.56
Total Return +		16.93%			3.80%	[3]

Ratios/supplemental data
Net assets, end of period	$	220,660		$	519

Ratio to average net assets:
Expenses (net of reimbursement)		1.44%			1.49%	[4]
Expenses (prior to reimbursement)		1.44%			1.66%	[4]
Net investment income (net of reimbursement)		1.34%			1.99%	[4]
Net investment income (prior to reimbursement)		1.34%			1.82%	[4]
Portfolio turnover rate [5]		42%			66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

Thomas White International Fund - Class C
	Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.11			0.06
Net realized and unrealized gains		2.58			0.54
Total from investment operations		2.69			0.60

Distributions:
From net investment income		(0.16)			(0.27)
Tax return of capital		(0.00	) [2]		-------
Change in net asset value for the period		2.53			0.33
Net asset value, end of period	$	19.09		$	16.56
Total Return +		16.25%			3.68%	[3]

Ratios/supplemental data
Net assets, end of period	$	563,144		$	518
Ratio to average net assets:
Expenses (net of reimbursement)		1.99%			1.99%	[4]
Expenses (prior to reimbursement)		2.10%			2.16%	[4]
Net investment income (net of reimbursement)		0.62%			1.47%	[4]
Net investment income (prior to reimbursement)		0.51%			1.30%	[4]
Portfolio turnover rate [5]		42%			66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Investor Class
		Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011		June 28, 2010* through October 31st, 2010
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.21	$	10.62		$	12.05	$	10.00

Income from investment operations:
Net investment income [1]		0.13		0.18			0.17		0.02
Net realized and unrealized gains (losses)		0.47		0.58			(1.41)		2.05
Total from investment operations		0.60		0.76			(1.24)		2.07

Distributions:
From net investment income		(0.09)		(0.17)			(0.17)		(0.02)
From net realized gains		-------		-------			(0.02)		-------
Total Distributions		(0.09)		(0.17)			(0.19)		(0.02)
Change in net asset value for the period		0.51		0.59			(1.43)		2.05
Net asset value, end of period	$	11.72	$	11.21		$	10.62	$	12.05
Total Return		5.36%		7.21%			(10.26)%		20.71%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	5,703	$	29,602		$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement)		1.34%		1.47%	[4]		1.50%		1.50%	[3]
Expenses (prior to reimbursement)		1.63%		1.97%	[4]		1.84%		1.72%	[3]
Net investment income (net of reimbursement)		1.14%		1.61%	[4]		1.43%		0.57%	[3]
Net investment income (prior to reimbursement)		0.85%		1.11%	[4]		1.10%		0.36%	[3]
Portfolio turnover rate [5]		54%		54%			33%		4%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

*	Commencement of operations.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

Thomas White Emerging Markets Fund - Class I
		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.13		0.04
Net realized and unrealized gains		0.48		0.55
Total from investment operations		0.61		0.59
Distributions from net investment income		(0.09)		(0.18)
Change in net asset value for the period		0.52		0.41
Net asset value, end of period	$	11.73	$	11.21
Total Return		5.48%		5.47%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	34,733	$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09%		1.09%	[3]
Expenses (prior to reimbursement)		1.66%		3.31%	[3]
Net investment income (net of reimbursement)		1.15%		1.68%	[3]
Net investment income (loss) (prior to reimbursement)		0.58%		(0.54)%	[3]
Portfolio turnover rate [4]		54%		54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class A
		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.20	$	10.80

Income from investment operations:
Net investment income [1]		0.10		0.03
Net realized and unrealized gains		0.47		0.55
Total from investment operations		0.57		0.58
Distributions from net investment income		(0.09)		(0.18)
Change in net asset value for the period		0.48		0.40
Net asset value, end of period	$	11.68	$	11.20
Total Return +		5.07%		5.35%	[2]

Ratios/supplemental data
Net assets, end of period	$	87,911	$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%		1.59%	[3]
Expenses (prior to reimbursement)		1.77%		2.32%	[3]
Net investment income (net of reimbursement)		0.89%		1.19%	[3]
Net investment income (prior to reimbursement)		0.71%		0.46%	[3]
Portfolio turnover rate [4]		54%		54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

Thomas White Emerging Markets Fund - Class C
		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.03		0.02
Net realized and unrealized gains		0.48		0.55
Total from investment operations		0.51		0.57
Distributions from net investment income		-------		(0.16)
Change in net asset value for the period		0.51		0.41
Net asset value, end of period	$	11.72	$	11.21
Total Return +		4.55%		5.32%	[2]

Ratios/supplemental data
Net assets, end of period	$	547	$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%		2.09%	[3]
Expenses (prior to reimbursement)		2.29%		2.85%	[3]
Net investment income (net of reimbursement)		0.23%		0.67%	[3]
Net investment income (loss) (prior to reimbursement)		0.03%		(0.09)%	[3]
Portfolio turnover rate [4]		54%		54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2013

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class
		Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	13.28	$	12.81		$	12.53	$	10.25	$	10.01

Income from investment operations:
Net investment income		0.11		0.11			0.13		0.09		0.08
Net realized and unrealized gains		3.68		0.94			0.78		2.28		0.28
Total from investment operations		3.79		1.05			0.91		2.37		0.36

Distributions:
From net investment income		(0.09)		(0.09)			(0.13)		(0.09)		(0.08)
From net realized gains		(1.85)		(0.49)			(0.50)		-------		-------
Tax return of capital		(0.01)		-------			-------		-------		(0.04)
Total Distributions		(1.95)		(0.58)			(0.63)		(0.09)		(0.12)
Change in net asset value for the year		1.84		0.47			0.28		2.28		0.24
Net asset value, end of year	$	15.12	$	13.28		$	12.81	$	12.53	$	10.25
Total Return		28.52%		8.21%			7.36%		23.13%		3.62% [1]

Ratios/supplemental data
Net assets, end of year (000)	$	29,138	$	22,870		$	21,072	$	21,547	$	17,713

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.34%		1.35%	[2]		1.35%		1.35%		1.35%
Expenses (prior to reimbursement/recoupment)		1.31%		1.50%	[2]		1.39%		1.57%		1.74%
Net investment income (net of reimbursement/recoupment)		0.75%		0.73%	[2]		1.02%		0.75%		1.16%
Net investment income (prior to reimbursement/recoupment)		0.78%		0.58%	[2]		0.97%		0.53%		0.90%
Portfolio turnover rate		60%		44%			66%		53%		83%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.056% and $0.01 respectively.

(2)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

The accompanying notes are an integral part of these financial statements

78	www.thomaswhitefunds.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Lord Asset Management Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White Emerging Markets Fund, Thomas White International Fund, and Thomas White American Opportunities Fund (separate portfolios constituting Lord Asset Management Trust, hereinafter referred to as the “Funds”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

December 27, 2013

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2013 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$22,299,758	$2,369,971	$0.0512

Emerging Markets Fund	$860,219	$97,487	$0.0282

QUALIFYING DIVIDEND INCOME

For the Thomas White International Fund 99% of the income dividend is qualified. For the Thomas White Emerging Markets Fund 100% of the income dividend is qualified. For the Thomas White American Opportunities Fund 100% of the income dividend is qualified.

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The Thomas White International Fund and the Thomas White Emerging Markets Fund have made an election under Section 853 of the Internal Revenue Code to provide to their shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or an itemized deduction in an amount equal to $0.0432 per share of the International Fund and $0.0277 per share of Emerging Markets Fund for each share owned on October 28, 2013, in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2013 through October 31, 2013 for the Funds’ Investor Class, Class I, Class A and Class C shares.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period	Ending Account Value October 31, 2013	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$1,037.10	$6.37	$1,018.95	$6.31
Class I Shares	0.99%	$1,000.00	$1,038.60	$5.09	$1,020.21	$5.04
Class A Shares	1.44%	$1,000.00	$1,036.00	$7.39	$1,017.95	$7.32
Class C Shares	1.99%	$1,000.00	$1,033.30	$10.20	$1,015.17	$10.11
Emerging Markets Fund
Investor Class Shares	1.34%	$1,000.00	$961.00	$6.62	$1,018.45	$6.82
Class I Shares	1.09%	$1,000.00	$962.10	$5.39	$1,019.71	$5.55
Class A Shares	1.59%	$1,000.00	$959.80	$7.85	$1,017.19	$8.08
Class C Shares	2.09%	$1,000.00	$957.50	$10.31	$1,014.67	$10.61
American Opportunities Fund
Investor Class	1.34%	$1,000.00	$1,107.50	$7.12	$1,018.45	$6.82

*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbrusement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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THOMAS WHITE FUNDS

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2013

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 70	Trustee	19 years	Chairman of Thomas White International, Ltd.	3	None

Stathy M. White 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 56	President	2 years	Exec. Vice President of Thomas White International, Ltd;	N/A	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 41	Vice President and Treasurer	13 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 33	Secretary and Chief Compliance Officer	2 years	Vice President of Thomas White International, Ltd.; Business Analyst, Computershare Inc.	N/A	N/A

Independent Trustees:

James N. Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 63	Trustee	7 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth G. Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 69	Trustee	12 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 69	Trustee	7 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 66	Trustee	19 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine	3	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

84	www.thomaswhitefunds.com

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: A gilded crown adorns the Skeppsholm Bridge in central Stockholm, the first forged iron bridge in Sweden, constructed in 1861.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions of the Registrant. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an “audit committee financial expert” as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at the Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, PricewaterhouseCoopers LLC (“PWC”), to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” are other services provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$72,000	$93,500
Audit-Related Fees	-	-
Tax Fees	$17,900	$17,300
All Other Fees	-	-

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The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by PWC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)	Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)*	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date 01/08/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date 01/08/2014

By (Signature and Title)*	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date 01/08/2014

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